UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   GOFF CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                                                27-3129919
  (State or jurisdiction of                                    (I.R.S. Employer
incorporation or organization)                               Identification No.)


9 NOF Commercial Center Industrial Park, Old Mallow Road,
                 Cork City, Ireland                                 N/A
      (Address of principal executive offices)                   (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                           Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
(if applicable) 333-176509

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form S-1, filed with the commission under File No. 333-176509 on August 26, 2011 is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

The following exhibits are filed as a part of this registration statement:

Exhibit                            Description
-------                            -----------

3.1 Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on August 26, 2011).

3.2 Certificate of Change filed on January 22, 2013 (incorporated by reference to our Current Report on Form 8-K filed on January 25, 2013.)

3.3 Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on August 26, 2011).

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

GOFF CORP.

Date: March 4, 2013


/s/ Warwick Calasse
------------------------------------
Warwick Calasse
President and Director

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